UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2021

Quantum FinTech Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 300 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(813) 257-9366 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On February 9, 2021, Quantum FinTech Acquisition Corporation (the “Company”) completed its initial public offering (“IPO”) of 17,500,000 units (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”) and one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one-half of one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File Nos. 333-252226 and 333-252761). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on February 9, 2021, simultaneously with the consummation of the IPO, the Company completed private placements of an aggregate of 5,562,500 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $5,562,500 (the “Private Placements”).

A total of $175,000,000 of the net proceeds from the IPO and the Private Placements was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of February 9, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been issued by the Company and is attached hereto as Exhibit 99.1.

On February 10, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 2,625,000 additional Units at $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $26,250,000. The over-allotment option closed on February 12, 2021.

A copy of the press release issued by the Company announcing the exercise and closing of the over-allotment option is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

99.2	Press release, dated February 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum FinTech Acquisition Corp.

By:	/s/ John Schaible
Name: John Schaible
Title: Chief Executive Officer

Date: February 16, 2021

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